UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2019

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Annual Meeting

On June 12, 2019, IAC’s annual meeting of stockholders was held. Stockholders present in person or by proxy, representing 65,660,180 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share), voted on the following matters:

1.                                      Election of Directors — stockholders elected the following 12 directors of the Company, each to hold office until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified (or, if earlier, his or her removal or resignation from the IAC Board of Directors).

Elected by holders of IAC common stock voting as a separate class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Bryan Lourd	59,032,057	1,139,827
Alan G. Spoon	56,471,766	3,700,118
Richard F. Zannino	59,817,526	354,358

Elected by holders of IAC common stock and IAC Class B common stock, voting together as a single class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Edgar Bronfman, Jr.	113,840,418	4,226,456
Chelsea Clinton	117,600,719	466,155
Barry Diller	114,846,835	3,220,039
Michael D. Eisner	116,465,831	1,601,043
Bonnie S. Hammer	117,111,034	955,840
Victor A. Kaufman	115,703,060	2,363,814
Joseph Levin	115,908,873	2,158,001
David Rosenblatt	117,407,656	659,218
Alexander von Furstenberg	115,898,506	2,168,368

In addition to the votes cast and withheld for each director nominee described above, there were 5,488,296 broker non-votes in connection with the election of each director nominee.

2.                                      The Auditor Ratification Proposal — stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2019, with stockholders eligible to vote voting as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
122,413,535	1,134,232	7,403

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Executive Vice President,
General Counsel and Secretary

Date: June 14, 2019